                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant / /
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    /X/  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
                 THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                                   ATTENTION

                 The Emerging Markets Infrastructure Fund, Inc.
                              One Citicorp Center
                        153 East 53rd Street, 57th floor
                            New York, New York 10022

Dear Fellow Shareholder:

    With the annual meeting of The Emerging Markets Infrastructure Fund approaching soon, your Board would like to inform you of a recent development that might help you decide how to vote.

    An internationally recognized independent advisory service called Institutional Shareholder Services (ISS) has recommended that proxies be voted FOR the election of the Fund's nominees, FOR the Fund's auditors and AGAINST the shareholder proposals described in your proxy statement.

    ISS is a well known consultancy which provides advice on proxy-related issues to investors around the world. In arriving at their decision, ISS noted both the independent structure of your Board and the measures your Board has already implemented to reduce the discount.

    As outlined in the proxy statement and reiterated in a letter we sent to you dated April 8, 1999, our enhanced share repurchase program has already had a positive impact on net asset value. Through April 14, 1999 the Fund has repurchased 1,045,200 shares.

    With these facts in mind, your Board would like to renew its request that you vote FOR the Fund's nominees, AGAINST Phillip Goldstein's nominees and AGAINST the shareholder proposals which are sponsored by Mr. Goldstein, his father and Calapasas Investment Partners.

    PLEASE VOTE NOW BY SIGNING THE ENCLOSED WHITE PROXY CARD AND MAILING IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE. EVEN IF YOU HAVE ALREADY VOTED, PLEASE VOTE AGAIN REGARDLESS OF HOW MANY SHARES YOU OWN. DO NOT SIGN OR RETURN ANY GREEN PROXY CARD YOU MAY RECEIVE FROM PHILLIP GOLDSTEIN, EVEN AS A PROTEST VOTE AGAINST MR. GOLDSTEIN. IF YOU HAVE ALREADY RETURNED A GREEN CARD, YOU MAY REVOKE THAT PROXY JUST BY SIGNING AND RETURNING THE ENCLOSED WHITE CARD. IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN VOTING YOUR SHARES, PLEASE CONTACT THE FIRM ASSISTING US IN THE SOLICITATION OF PROXIES, GEORGESON & COMPANY INC. AT (800) 223-2064.

    The independent directors of the Fund thank you for your time and consideration.

Sincerely,

/s/ Enrique Arzac                       /s/ James Cattano
Dr. Enrique Arzac                       James J. Cattano

/s/ George Landau
George W. Landau

April 16, 1999

               THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  P       The undersigned hereby appoints Michael A. Pignataro and Rocco A.
        Del Guercio as Proxies, each with the power to appoint his substitute,
  R and hereby authorizes them to represent and to vote, as designated on the reverse side and in accordance with their judgment on such other
  O matters as may properly come before the meeting or any adjournments thereof, all shares of The Emerging Markets Infrastructure Fund, Inc.
  X (the "Fund") that the undersigned is entitled to vote at the annual meeting of shareholders to be held on April 27, 1999, and at any
  Y     adjournment thereof.

                                                                -------------
                CONTINUED AND TO BE SIGNED ON REVERSE SIDE      /SEE REVERSE/
                                                                /   SIDE    /
                                                                -------------

  -----
  /   /  Please mark
  / X /  votes as in
  /   /  this example.
  -----

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted "FOR" Proposals 1 and 2 and "AGAINST" Proposals 3, 4 and 5.

The Board of Directors recommends a vote "FOR" the nominees in Proposal 1 and "FOR" Proposal 2 and "AGAINST" Proposals 3, 4 and 5.

1. ELECTION OF THE FOLLOWING NOMINEES AS         2. TO RATIFY THE SELECTION OF            FOR     AGAINST   ABSTAIN
   DIRECTORS.                                       PRICEWATERHOUSECOOPERS LLP AS       -------   -------   -------
   William W. Priest, Jr. (three-year term)         INDEPENDENT PUBLIC ACCOUNTANTS      /     /   /     /   /     /
   Martin M. Torino       (three-year term)         OF THE FUND FOR THE FISCAL          /     /   /     /   /     /
                                                    YEAR ENDING NOVEMBER 30, 1999.      -------   -------   -------

                                                 3. TO APPROVE OR DISAPPROVE A            FOR     AGAINST   ABSTAIN
            FOR         WITHHELD                    SHAREHOLDER PROPOSAL RECOMMENDING   -------   -------   -------
          -------       -------                     THAT THE BOARD OF DIRECTORS OF      /     /   /     /   /     /
          /     /       /     /                     THE FUND TAKE THE NECESSARY STEPS   /     /   /     /   /     /
          /     /       /     /                     TO AFFORD THE STOCKHOLDERS OF THE   -------   -------   -------
          -------       -------                     FUND AN OPPORTUNITY TO REALIZE
                                                    NET ASSET VALUE.
   ------
   /    /
   /    /
   -------------------------------------------   4. TO APPROVE OR DISAPPROVE A            FOR     AGAINST   ABSTAIN
      For all nominees except as noted above        SHAREHOLDER PROPOSAL PROVIDING      -------   -------   -------
                                                    THAT THE ADVISORY CONTRACT          /     /   /     /   /     /
                                                    BETWEEN THE FUND AND CREDIT         /     /   /     /   /     /
                                                    SUISSE ASSET MANAGEMENT            -------   -------   -------
                                                    (FORMERLY NAMED BEA ASSOCIATES)
                                                    BE TERMINATED.

                                                 5. TO APPROVE OR DISAPPROVE A            FOR     AGAINST   ABSTAIN
                                                    SHAREHOLDER PROPOSAL RECOMMENDING   -------   -------   -------
                                                    THAT TO THE EXTENT ALLOWED BY       /     /   /     /   /     /
                                                    LAW, THE REASONABLE PROXY           /     /   /     /   /     /
                                                    SOLICITATION EXPENSES OF EACH       -------   -------   -------
                                                    NOMINEE FOR ELECTION TO THE
                                                    BOARD OF DIRECTORS NOMINATED
                                                    BY ONE OR MORE STOCKHOLDERS
                                                    BENEFICIALLY OWNING IN TOTAL,
                                                    AT LEAST 25,000 SHARES OF THE
                                                    FUND'S STOCK BE BORNE BY THE
                                                    FUND.

                                                        MARK HERE    ------
                                                       FOR ADDRESS   /    /
                                                        CHANGE AND   /    /
                                                       NOTE AT LEFT  ------


                          PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                          Please sign exactly as name appears at left. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.


Signature:_______________ Date:______   Signature:_______________ Date:______